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                                             MEDCROSS, INC.
                         1995 EMPLOYEE STOCK OPTION AND APPRECIATION RIGHTS PLAN



                                                ARTICLE I
                                        ESTABLISHMENT AND PURPOSE

        Section 1.1.  Mecross, Inc. (the "Company"), a Florida corporation, hereby establishes a stock option and appreciation rights plan to be named the Mecross, Inc. 1995 Employee Stock Option and Appreciation Rights Plan (the "1995 Employee Plan").

        Section 1.2.  The purpose of this 1995 Employee Plan is to induce persons who are officers, employees and consultants (none of whom is also a director) of the Company or any of its subsidiaries who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer said persons incentives and rewards in recognition of their contributions to the Company's progress, and to encourage said persons to continue to promote the best interests of the Company.  This 1995 Employee Plan provides for the grant of options to purchase shares of common stock of the Company, par value $.007 per share (the "Common Stock") which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to persons who are employees, as well as options which do not so qualify ("Non-Qualified Options") to be issued to persons, including those who are not employees.  This 1995 Employee Plan also provides for grants of stock appreciation rights ("Rights")
in connection with the grant of options under this 1995 Employee Plan.  Incentive Options and
Non-Qualified Options may be collectively referred to hereinafter as the "Options" as the context may require.

        Section 1.3.  All options and other rights previously granted by the Company under any other plan previously adopted by the Company shall continue to be governed by such plan.  All
Options granted hereunder on or after the date that this 1995 Employee Plan has been approved and adopted by the Company's board of directors (the "Board of Directors") shall be governed by the terms and conditions of this 1995 Employee Plan unless the terms of such option specifically indicate that it is not to be so governed.


                                               ARTICLE II
                                             ADMINISTRATION

        Section 2.1.  All determinations under this 1995 Employee Plan concerning the selection of persons eligible to receive awards under this 1995 Employee Plan and with respect to the timing, pricing and amount of an award under this 1995 Employee Plan (other than pursuant to a non-
discretionary formula set forth in this Plan) shall be made by the administrator (the
"Administrator") of this 1995 Employee Plan.  The Administrator shall be either:  (a) the Board of
Directors, if each member of the Board of Directors is a "disinterested person" for the purposes of this 1995 Employee Plan within the meaning of such term as defined by Rule 16b-3 (as such rule may be amended from time to time, "Rule 16b-3"), under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (b) in the discretion of the Board of Directors by a committee
(the "Committee") of not less than two members of the Board of Directors, each of whom is a
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"disinterested person."  A "disinterested person" within the meaning of Rule 16b-3 as in effect upon the date this 1995 Employee Plan is adopted by the Board of Directors is a person who has not been granted or awarded equity securities (within the meaning of the Exchange Act) under this
1995 Employee Plan or any other plan of the Company or any affiliate thereof at any time within one year prior to such person's service as a member of the Administrator or during such service, except as otherwise permitted by Rule 16b-3(c).  In the event this 1995 Employee Plan is administered by the Committee, the Committee shall select one of its members to serve as the chairman thereof and shall hold its meetings at such times and places as it may determine.  In such case, a majority of the total number of members of the Committee shall be necessary to constitute a quorum; and (i) the affirmative act of a majority of the members present at any meeting at which a quorum is present, or (ii) the approval in writing by a majority of the members of the Committee, shall be necessary to constitute action by the Committee.

        With respect to persons subject to Section 16 of the Exchange Act, transactions under this
1995 Employee Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act.  To the extent that any provision of this 1995 Employee Plan or action by the Administrator fails to so comply, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Administrator.

        Section 2.2.  The provisions of this 1995 Employee Plan relating to Incentive Options are intended to comply in every respect with Section 422 of the Code ("Section 422") and the regulations promulgated thereunder.  In the event that any future statute or regulation shall modify
Section 422, this 1995 Employee Plan shall be deemed to incorporate by reference such modification.  Any stock option agreement relating to the grant of any Incentive Option pursuant to this 1995 Employee Plan, which option is outstanding and unexercised at the time that any modifying statute or regulation becomes effective, shall also be deemed to incorporate by reference such modification, and no notice of such modification need be given to the Optionee (as hereinafter defined).  Any stock option agreement relating to an Incentive Option shall provide that the
Optionee (as hereinafter defined) hold the stock received upon exercise of such Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of exercise of such Incentive Option, absent the written approval, consent or waiver of the
Administrator.

        Section 2.3.  If any provision of this 1995 Employee Plan is determined to disqualify the shares of Common Stock purchasable upon exercise of an Incentive Option granted under this 1995
Employee Plan from the special tax treatment provided by Section 422, such provision shall be deemed to incorporate by reference the modification required to qualify such shares of Common
Stock for said tax treatment.

        Section 2.4.  The Company shall grant Options under this 1995 Employee Plan in accordance with determinations made by the Administrator pursuant to the provisions of this 1995 Employee
Plan.  All Options granted pursuant to this 1995 Employee Plan shall be clearly identified as
Incentive Options or Non-Qualified Options.  The Administrator may from time to time adopt (and thereafter amend or rescind) such rules and regulations for carrying out this 1995 Employee Plan and take such action in the administration of this 1995 Employee Plan, not inconsistent with the provisions hereof, as it shall deem proper.  The Board of Directors or, subject to the supervision of the Board of Directors, the Committee, as the Administrator, shall have plenary discretion, subject to the express provisions of this 1995 Employee Plan, to determine which officers,
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employees and consultants shall be granted Options, the number of shares subject to each Option, the time or times when an Option may be exercised (whether in whole or in installments), whether
Rights under Section 7.6 hereof shall be granted, the terms and provisions of the respective option agreements (which need not be identical), including such terms and provisions which may be amended from time to time as shall be required, in the judgment of the Administrator, to conform to any change in any law or regulation applicable hereto, and to make all other determinations deemed necessary or advisable for the administration of this 1995 Employee Plan.  The interpretation and construction of any provision of this 1995 Employee Plan by the Administrator
(unless otherwise determined by the Board of Directors) shall be final, conclusive and binding upon all persons.  Directors of the Company (or any subsidiary of the Company) may not participate in this 1995 Employee Plan.

        Section 2.5.  No member of the Administrator shall be liable for any action or determination made in good faith with respect to administration of this 1995 Employee Plan or the Options granted hereunder.  A member of the Administrator shall be indemnified by the Company, pursuant to the Company's bylaws, for any expenses, judgments or other costs incurred as a result of a lawsuit filed against such member claiming any rights or remedies arising out of such member's participation in the administration of this 1995 Employee Plan.


                                               ARTICLE III
                                  TOTAL NUMBER OF SHARES TO BE OPTIONED

        Section 3.1.  There shall be reserved for issuance or transfer upon exercise of Options to be granted from time to time under this 1995 Employee Plan an aggregate of 400,000 shares of
Common Stock of the Company (subject to adjustment as provided in Article VIII hereof).  The shares issued upon exercise of any Options granted under this 1995 Employee Plan may be shares of Common Stock previously issued and reacquired by the Company at any time or authorized but unissued shares of Common Stock, as the Board of Directors from time to time may determine.

        Section 3.2.  In the event that any Options outstanding under this 1995 Employee Plan for any reason expire or are terminated without having been exercised in full or shares of Common
Stock subject to Options are surrendered in whole or in part pursuant to Rights granted under
Section 7.6 hereof (except to the extent that shares of Common Stock are issued as payment to the holder of the Option upon such surrender) the unpurchased shares of Common Stock subject to such Option and any such surrendered shares of Common Stock may again be available for transfer under this 1995 Employee Plan.

        Section 3.3.  No Options shall be granted pursuant to this 1995 Employee Plan to any
Optionee after the tenth anniversary of the earlier of: (a) the date that this 1995 Employee Plan is adopted by the Board of Directors, or (b) the date that this 1995 Employee Plan is approved by the stockholders of the Company.
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                                               ARTICLE IV
                                               ELIGIBILITY

        Section 4.1.  Non-Qualified Options may be granted pursuant to this 1995 Employee Plan only to officers, employees and consultants of the Company (or any of its subsidiaries) selected by the Administrator, and Incentive Options may be granted pursuant to this 1995 Employee Plan only to employees (including officers who are also employees) of the Company (or any of its subsidiaries) selected by the Administrator.  Persons granted Options pursuant to this 1995
Employee Plan are referred to herein as "Optionees." For purposes of determining who is an employee with respect to eligibility for Incentive Options, Section 422 of the Code shall govern.
The Administrator may determine (in its sole discretion) that any person who would otherwise be eligible to be granted Options shall, nonetheless, be ineligible to receive any award under this 1995
Employee Plan.

        Section 4.2.  The Administrator will (in its discretion) determine the persons to be granted
Options, the time or times at which Options shall be granted, the number of shares of Common
Stock subject to each Option, the terms of a vesting or forfeiture schedule, if any, the type of
Option issued, the period during which such Options may be exercised, the manner in which
Options may be exercised and all other terms and conditions of the Options; provided, however, no Option will be granted which has terms or conditions inconsistent with those stated in Articles
V and VI hereof.  Relevant factors in making such determinations may include the value of the services rendered by the respective Optionee, his or her present and potential contributions to the
Company, and such other factors which are deemed relevant in accomplishing the purpose of this
1995 Employee Plan.


                                                ARTICLE V
                                     TERMS AND CONDITIONS OF OPTIONS

        Section 5.1.  Each Option granted under this 1995 Employee Plan shall be evidenced by a stock option certificate and agreement (the "Stock Option Certificate and Agreement") in a form consistent with this 1995 Employee Plan, provided that the following terms and conditions shall apply:

        (a)    The price at which each share of Common Stock covered by an Option may be purchased shall be set forth in the Stock Option Certificate and Agreement and shall be determined by the Administrator, provided that the option price for any Incentive Option shall not be less than the "fair market value" of the shares of Common Stock at the time of grant determined in accordance with Section 5.1(b) below.  Notwithstanding the foregoing, if an Incentive Option to purchase shares of Common Stock is granted pursuant to this 1995 Employee Plan to an Optionee who, on the date of the grant, directly or indirectly owns more than ten percent (10%) of the voting power of all classes of capital stock of the Company (or its parent or subsidiary), not including the shares of Common Stock obtainable upon exercise of the Option, the minimum exercise price of such Option shall be not less than one hundred ten percent (110%) of the "fair market value" of the shares of Common Stock on the date of grant determined in accordance with Section 5.1(b)
below.
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        (b)    The "fair market value" shall be determined by the Administrator, which determination shall be binding upon the Company and its officers, employees and consultants.  The determination of the fair market value shall be based upon the following: (i) if the shares of
Common Stock are not listed and traded upon a recognized securities exchange and there is no report of stock prices with respect to the shares of Common Stock published by a recognized stock quotation service, on the basis of the recent purchases and sales of the shares of Common Stock in arms-length transactions; or (ii) if the shares of Common Stock are not then listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, and there are reports of stock prices by a recognized quotation service, upon the basis of the last reported sale or transaction price of such stock on the date of grant as reported by a recognized quotation service, or, if there is no last reported sale or transaction price on that day, then upon the basis of the mean of the last reported closing bid and closing asked prices for such stock on that day or on the date nearest preceding that day; or (iii) if the shares of Common Stock shall then be listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, upon the basis of the last reported sale or transaction price at which shares of Common Stock were traded on such recognized securities exchange on the date of grant or, if the shares of Common Stock were not traded on such date, upon the basis of the last reported sale or transaction price on the date nearest preceding that date.  The Administrator shall also consider such other factors relating to the fair market value of the shares of Common Stock as it shall deem appropriate.

        (c)    For the purpose of determining whether an Optionee owns more than ten percent
(10%) of the voting power of all classes of stock of the Company, an Optionee is considered to own those shares which are owned directly or indirectly through brothers and sisters (including half-blooded siblings), spouse, ancestors and lineal descendants; and proportionately as a shareholder of a corporation, a partner of a partnership, and/or a beneficiary of a trust or an estate that owns shares of the Company.

        (d)    Notwithstanding any other provision of this 1995 Employee Plan, in accordance with the provisions of Section 422(d) of the Code, to the extent that the aggregate fair market value
(determined at the time the Option is granted) of the shares of Common Stock of the Company with respect to which Incentive Options (without reference to this provision) are exercisable for the first time by any individual in any calendar year under any and all stock option plans of the
Company, its subsidiary corporations and its parent (if any) exceeds $100,000, such Options shall be treated as Non-Qualified Options.

        (e)    An Optionee may, in the Administrator's discretion, be granted more than one
Incentive Option or Non-Qualified Option during the duration of this 1995 Employee Plan, and may be issued a combination of Non-Qualified Options and Incentive Options; provided, however, that non-employees are not eligible to receive Incentive Options and directors are not eligible to receive any Options hereunder.

        (f)    The duration of any Option and any Right related thereto shall be within the sole discretion of the Administrator; provided, however, that any Incentive Option granted to a ten percent (10%) or less stockholder or any Non-Qualified Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Option granted to a greater than ten percent (10%) stockholder shall, by its terms, be exercised within five years after the date the Option is granted.
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        (g)    An Option and any Right related thereto shall not be transferable by the Optionee other than by will, or by the laws of descent and distribution.  An Option may be exercised during the Optionee's lifetime only by the Optionee.

        (h)    At least six months shall elapse from the date on which an Option is granted to an officer or beneficial owner of more than ten percent (10%) of the outstanding shares of Common
Stock of the Company under this 1995 Employee Plan by the Administrator to the date on which any share of Common Stock underlying such Option is sold or any Right related thereto is exercised, unless the Administrator otherwise consents in writing.

                                               ARTICLE VI
                                    EMPLOYMENT OR SERVICE OF OPTIONEE

        Section 6.1.  If the employment or service of an Optionee is terminated for cause, the option rights of such Optionee, both accrued and future, under any then outstanding Non-Qualified or
Incentive Option shall terminate immediately.  "Cause" shall mean incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, unauthorized disclosure of patents, processes or trade secrets of the Company, individually or as an employee, partner, associate, officer or director of any organization.  The determination of the existence and the proof of "cause" shall be made by the Administrator and, subject to the review of any determination made by the Administrator, such determination shall be binding on the Optionee and the Company.

        Section 6.2.  If the employment or service of the Optionee is terminated by either the
Optionee or the Company for any reason other than for cause, death, or for disability, as defined in Section 22(e)(3) of the Code, the option rights of such Optionee under any then outstanding
Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

        Section 6.3.  In the case of an Optionee who becomes disabled, as defined by Section
22(e)(3) of the Code, the option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such
Optionee at any time prior to the expiration of the Option or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

        Section 6.4.  In the event of the death of an Optionee, the option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Option or within three years after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of death.  If a person or estate acquires the right to exercise a Non-Qualified or Incentive Option by bequest or inheritance, the Administrator may require reasonable evidence as to the ownership of such Option, and may require such consents and releases of taxing authorities as the Administrator may deem advisable.
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        Section 6.5.  The Administrator may also provide that an employee must be continuously employed by the Company for such period of time as the Administrator, in its discretion, deems advisable before the right to exercise any portion of an Option granted to such employee will accrue, and may also set such other targets, restrictions or other terms relating to the employment of the Optionee which targets, restrictions, or terms must be fulfilled or complied with, as the case may be, prior to the exercise of any portion of an Option granted to any employee.

        Section 6.6.  Options granted under this 1995 Employee Plan shall not be affected by any change of duties or position, so long as the Optionee continues in the service of the Company.



        Section 6.7.  Nothing contained in this 1995 Employee Plan, or in any Option granted pursuant to this 1995 Employee Plan, shall confer upon any Optionee any right with respect to continuance of employment or service by the Company nor interfere in any way with the right of the Company to terminate the Optionee's employment or service or change the Optionee's compensation at any time.


                                               ARTICLE VII
                                           PURCHASE OF SHARES

        Section 7.1.  Except as provided in this Article VII, an Option shall be exercised by tender to the Company of the full exercise price of the shares of Common Stock with respect to which the
Option is exercised and written notice of the exercise.  The right to purchase shares of Common
Stock shall be cumulative so that, once the right to purchase any shares of Common Stock has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.  A partial exercise of an Option shall not affect the right of the Optionee to exercise the Option from time to time, in accordance with this 1995 Employee
Plan, as to the remaining number of shares of Common Stock subject to the Option.  The purchase price of the shares shall be in United States dollars, payable in cash or by certified bank check.
Notwithstanding the foregoing, in lieu of cash, an Optionee may, with the approval of the
Administrator, exercise his or her Option by tendering to the Company shares of Common Stock of the Company owned by him or her and having an aggregate fair market value at least equal to the full exercise price.  The fair market value of any shares of Common Stock so surrendered shall be determined by the Administrator in accordance with Section 5.1(b) hereof.

        Section 7.2.  Except as provided in Article VI above, an Option may not be exercised unless the holder thereof is an officer, employee, or consultant of the Company at the time of exercise.


        Section 7.3.  No Optionee, or Optionee's executor, administrator, legatee, or distributee or other permitted transferee, shall be deemed to be a holder of any shares of Common Stock subject to an Option for any purpose whatsoever unless and until a stock certificate or certificates for such shares are issued to such person under the terms of this 1995 Employee Plan.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article VIII hereof.
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        Section 7.4.  If: (i) the listing, registration or qualification of the Options issued hereunder, or of any securities issuable upon exercise of such Options (the "Subject Securities") upon any securities exchange or quotation system or under federal or state law is necessary as a condition of or in connection with the issuance or exercise of the Options, or (ii) the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance or exercise of the Options, the Company shall not be obligated to deliver the certificates representing the Subject Securities or to accept or to recognize an Option exercise unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained.  The Company will take reasonable action to so list, register, or qualify the Options and the Subject Securities, or effect or obtain such consent or approval, so as to allow for their issuance.


        Section 7.5.  An Optionee may be required to represent to the Company as a condition of his or her exercise of Options issued under this 1995 Employee Plan that:  (i) the Subject Securities acquired upon exercise of his or her Option are being acquired by him or her for investment purposes only and not with a view to distribution or resale, unless counsel for the Company is then of the view that such a representation is not necessary and is not required under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable statute, law, regulation or rule;
and (ii) that the Optionee shall make no exercise or disposition of an Option or of the Subject
Securities in contravention of the Securities Act, the Exchange Act or the rules and regulations thereunder.  Optionees may also be required to provide (as a condition precedent to exercise of an Option) such documentation as may be reasonably requested by the Company to assure compliance with applicable law and the terms and conditions of this 1995 Employee Plan and the subject Option.

        Section 7.6.  The Administrator may, in its discretion, grant in connection with any Option, at any time prior to the exercise thereof, the right (previously defined as a "Right" or collectively, the "Rights") to surrender all or part of the Option to the extent that such Option is exercisable and receive in exchange an amount (payable in cash, shares of Common Stock valued at the then fair market value, or a combination thereof as determined by the Administrator) equal to the difference
(the "Spread") between the then fair market value of the shares of Common Stock issuable upon the exercise of the Option (or portions thereof surrendered) and the option price payable upon the exercise of the Option (or portions thereof surrendered).  Such Rights may be included in an
Option only under the following conditions:  (a) the Rights will expire no later than the expiration of the underlying Option; (b) the Rights may be for no more than one hundred percent (100%) of the Spread; (c) the Rights are transferable only when the underlying Option is transferable and under the same conditions; (d) the Rights may be exercised only when the underlying Option is eligible to be exercised; and (e) the Rights may be exercised only when the Spread is positive, i.e., when the market price of the stock subject to the Option exceeds the exercise price of the Option.

        Section 7.7.  An Option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes.  All documentation and procedures to be followed in connection with such a "cashless exercise" shall be approved in advance by the
Administrator.
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                                              ARTICLE VIII
                      CHANGE IN NUMBER OF OUTSTANDING SHARES OFSTOCK, ADJUSTMENTS,
                                          REORGANIZATIONS, ETC.

        Section 8.1.  In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, or a dividend payable in capital stock, appropriate adjustment shall be made by the
Administrator in the number and kind of shares for the purchase of which Options may be granted under this 1995 Employee Plan, including the maximum number that may be granted to any one person.  In addition, the Administrator shall make appropriate adjustments in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence to the unexercised portion of the Option and with a corresponding adjustment in the option price per share.  Any such adjustment made by the Administrator shall be conclusive.

        Section 8.2.  The grant of an Option pursuant to this 1995 Employee Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

        Section 8.3.  Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to an association, person, party, corporation, partnership, or control group as that term is construed for purposes of the Exchange Act, this 1995 Employee Plan shall terminate, and all Options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of this 1995 Employee Plan and/or for the assumption of Options theretofore granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this 1995 Employee Plan and options theretofore granted shall continue in the manner and under the terms so provided.  If this
1995 Employee Plan and unexercised Options shall terminate pursuant to the foregoing sentence, all persons owning any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would, but for this Section 8.3 not yet be exercisable.


                                               SECTION IX
                                   DURATION, AMENDMENT AND TERMINATION

        Section 9.1.  The Board of Directors may at any time terminate this 1995 Employee Plan or make such amendments hereto as it shall deem advisable and in the best interests of the
Company, without action on the part of the stockholders of the Company unless such approval is
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required pursuant to Section 422 of the Code or the regulations thereunder or Rule 16b-3 under the Exchange Act; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, affect or impair the rights of such individual under such Option, and provided, further, that unless the holders of a majority of each of the classes of the Company's outstanding voting stock entitled to vote thereon shall have first approved thereof, no amendment of this 1995 Employee Plan shall be made whereby:  (a) the total number of shares of Common Stock which may be optioned under this 1995
Employee Plan to all individuals, or any of them, shall be increased, except by operation of the adjustment provisions of Article VIII hereof, (b) the authority to administer this 1995 Employee
Plan by the Administrator shall be withdrawn, (c) the maximum term of the Options shall be extended, (d) the minimum option price of Incentive Options shall be decreased, (e) the price to
Optionees to whom Options have been granted shall be changed, or (f) the class of individuals eligible to participate in this 1995 Employee Plan is modified.  Pursuant to Section 422(b) of the Code, no Incentive Option may be granted pursuant to this 1995 Employee Plan after ten years from the date this 1995 Employee Plan is adopted or the date this 1995 Employee Plan is approved by the stockholders of the Company, whichever is earlier.


                                                ARTICLE X
                                              RESTRICTIONS

        Article 10.1.  Any shares of Common Stock issued pursuant to this 1995 Employee Plan shall be subject to such restrictions on transfer and limitations as shall, in the opinion of the
Administrator, be necessary or advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction  thereof.  In addition, the
Administrator may in any Stock Option Certificate and Agreement impose such other restrictions upon the exercise of an Option or upon the sale or other disposition of the shares of Common
Stock deliverable upon exercise thereof as the Administrator may, in its sole discretion, determine.
By accepting an award pursuant to this 1995 Employee Plan, each Optionee shall thereby agree to any such restrictions.

        Article 10.2.  Any certificate issued to evidence shares of Common Stock issued pursuant to an Option shall bear such legends and statements as the Administrator, the Board of Directors or counsel to the Company shall deem advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof.  No shares of
Common Stock will be delivered pursuant to exercise of the Options granted under this 1995
Employee Plan until the Company has obtained such consents or approvals from such regulatory bodies of the United States government or any state or jurisdiction thereof as the Administrator, the Board of Directors or counsel to the Company deems necessary or advisable.


                                               ARTICLE XI
                                          FINANCIAL ASSISTANCE

        Article 11.1.  The Company is vested with authority under this 1995 Employee Plan to assist any employee to whom an Option is granted hereunder (including any officer of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable on
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exercise of such Option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board of Directors.  Any such assistance shall comply with the requirements of Regulation G promulgated by the Board of the Federal Reserve System, as amended from time to time, and any other applicable law, rule or regulation.


                                               ARTICLE XII
                                          APPLICATION OF FUNDS

        Article 12.1.  The proceeds received by the Company from the issuance and sale of Common
Stock upon exercise of Options granted pursuant to this 1995 Employee Plan are to be added to the general funds of the Company and used for its corporate purposes as determined by the Board of Directors.



                                              ARTICLE XIII
                                          EFFECTIVENESS OF PLAN

        Article 13.1.  This 1995 Employee Plan shall become effective upon adoption by the Board of Directors, and Options may be issued hereunder from and after that date subject to the provisions of Section 3.3 above.  This 1995 Employee Plan must be approved by the Company's stockholders in accordance with the applicable provisions (relating to the issuance of stock or options) of the Company's governing documents and state law or, if no such approval is prescribed therein, by the affirmative vote of the holders of a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of all the Company's outstanding voting stock is present and voting (in person or by proxy) or, without regard to any required time period for approval, by any other method permitted by Section 422 of the Code and the regulations thereunder.  If such stockholder approval is not obtained within one year of the adoption of this
1995 Employee Plan by the Board of Directors or within such other time period required under
Section 422 of the Code and the regulations thereunder, this 1995 Employee Plan shall remain in force, provided however, that all Options issued and issuable hereunder shall automatically be deemed to be Non-Qualified Options.

        IN WITNESS WHEREOF, pursuant to the approval of this 1995 Employee Plan by the
Board of Directors, this 1995 Employee Plan is executed and adopted as of the 19th day of
September, 1995.


                                            Medcross, Inc.

[CORPORATE SEAL]

                                            By:     /s/ Henry Y.L. Toh

                                            Its:    President


ATTEST:


By:     /s/ Stephanie Giallourakis
        Secretary
                                         177
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